As filed with the Securities and Exchange Commission on July 25, 2003
Registration No. 333-107091

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1

to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Technical Olympic USA, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1520	76-0460831
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

4000 Hollywood Boulevard

Suite 500 N
Hollywood, Florida 33021
(954) 364-4000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Patricia M. Petersen, Esq.

4000 Hollywood Boulevard
Suite 500 N
Hollywood, Florida 33021
Phone: (954) 364-4000
Fax: (954) 364-4037
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copy To:

Kara L. MacCullough, Esq.
Akerman Senterfitt
One S.E. Third Avenue, 28th Floor
Miami, Florida 33131
Phone: (305) 374-5600
Fax: (305) 374-5095

     Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this registration statement.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:    ☐

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

	State or other
	Jurisdiction of	Primary Standard
	Incorporation	Industrial Classification	IRS Employer
Exact Name of Registrant as Specified in its Charter	or Organization	Code Number	Identification Number

Alliance Insurance and Information Services, LLC	Florida	1520	59-3596268
DP-NH Investments, LP	Texas	1520	43-2012134
DP-NH Management, LLC	Texas	1520	43-2011985
Engle Homes Delaware, Inc.	Delaware	1520	51-0394120
Engle Homes Residential Construction, LLC	Arizona	1520	32-0067156
Engle Homes/ Virginia, Inc.	Florida	1520	65-0482565
Engle/ James, LLC	Colorado	1520	84-1442544
McKay Landing, L.L.C.	Colorado	1520	84-1488307
Newmark Homes Business Trust	Delaware	1520	76-6166146
Newmark Homes, LLC	Delaware	1520	51-0461118
Newmark Homes, L.P.	Texas	1520	76-0515833
Newmark Homes Purchasing, L.P.	Texas	1520	76-0660771
Pacific United, L.P.	Texas	1520	75-2677699
Preferred Builders Realty, Inc.	Florida	1520	59-2552841
Preferred Home Mortgage Company	Florida	6162	65-0325930
Prestige Abstract & Title, LLC	Florida	1520	65-0883517
Professional Advantage Title, Ltd.	Florida	1520	65-0883517
Silverlake Interests, L.C.	Texas	1520	74-2900725
The Century Title Agency, Ltd.	Florida	1520	65-0795019
TOUSA Associates Services Company	Delaware	1520	37-1448116
TOUSA Financing, Inc.	Delaware	1520	75-3097711
TOUSA Homes, Inc. (f/k/a Engle Homes, Inc.)	Florida	1531	59-2214791
TOUSA Shared Services, LLC	Florida	1520	54-2107260
TOUSA Ventures, LLC	Florida	1520	14-1876949
Universal Land Title, Inc.	Florida	1520	65-2630287
Universal Land Title Investment #1, LLC	Florida	1520	01-0587412
Universal Land Title Investment #2, LLC	Florida	1520	01-0587430
Universal Land Title Investment #3, LLC	Florida	1520	01-0587451
Universal Land Title Investment #4, LLC	Florida	1520	01-0587464
Universal Land Title of South Florida, Ltd.	Florida	1520	65-1079806
Universal Land Title of Texas, Inc.	Texas	1520	65-0866344
Universal Land Title of The Palm Beaches, Ltd.	Florida	1520	65-0796917

EXPLANATORY NOTE

      This Amendment No. 1 to the Form S-4 is being filed solely to file Exhibits 4.21, 4.22 and 4.23.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers

      Subsection (a) of Section 145 of the General Corporation Law of the State of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

      Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

      Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145 in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that indemnification provided for by Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person’s heirs, executors and administrators; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

      Section 102(b)(7) of the General Corporation Law of the State of Delaware provides that a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director provided that such provision shall not eliminate or limit the liability of a director (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the Delaware General Corporation Law, or (4) for any transaction from which the director derived an improper personal benefit.

      The Registrant has adopted the provisions described above in its Certificate of Incorporation and has entered into indemnification agreements with each of its directors for all losses (including expenses) incurred by such director solely by reason of his service to the Registrant.

Item 21.	Exhibits and Financial Statement Schedules

      (a) Exhibits

Exhibit
Number	Description

2.1	Agreement and Plan of Merger dated April 8, 2002, by and among Newmark Homes Corp., Engle Holdings Corp., and Technical Olympic, Inc.(1)
3.1	Certificate of Incorporation of Newmark Homes Corp.(2)
3.2	Certificate of Amendment to the Certificate of Incorporation.(3)
3.3	Amended and Restated Bylaws.(3)
4.1	Indenture, dated as of June 25, 2002, by and among Technical Olympic USA, Inc. and the subsidiaries named therein and Wells Fargo Bank Minnesota, National Association, as Trustee covering up to $200,000,000 9% Senior Notes due 2010.(4)
4.2	Indenture, dated as of June 25, 2002, by and among Technical Olympic USA, Inc., the subsidiaries name therein and Wells Fargo Bank Minnesota, National Association, as Trustee covering up to $150,000,000 10 3/8% Senior Subordinated Notes due 2012.(4)
4.3	Registration Rights Agreement, dated June 25, 2002, among Technical Olympic USA, Inc., certain direct and indirect subsidiaries of Technical Olympic USA, Inc., Salomon Smith Barney, Inc., Deutsche Bank Securities, Inc. and Fleet Securities, Inc. relating to the Senior Notes.(4)
4.4	Supplemental Indenture for the 9% Senior Notes due 2010, dated July 24, 2002 by and among Technical Olympic USA, Inc. and the subsidiaries named therein and Wells Fargo Bank Minnesota, National Association, as Trustee.(3)
4.5	Supplemental Indenture for the 10 3/8% Senior Subordinated Notes due 2012, dated July 24, 2002 by and among Technical Olympic USA, Inc. and the subsidiaries named therein and Wells Fargo Bank Minnesota, National Association, as Trustee.(3)
4.6	Form of Technical Olympic USA, Inc. 9% Senior Note due 2010 (included in Exhibit A to Exhibit 4.1).(4)
4.7	Form of Technical Olympic USA, Inc. 10 3/8% Senior Subordinated Note due 2012 (included in Exhibit A of Exhibit 4.2).(4)
4.8	Registration Rights Agreement, dated June 25, 2002, among Technical Olympic USA, Inc., certain direct and indirect subsidiaries of Technical Olympic USA, Inc., Salomon Smith Barney Inc., Deutsche Bank Securities Inc. and Fleet Securities, Inc. relating to the Senior Subordinated Notes.(5)
4.9	Registration Rights Agreement, dated June 25, 2002, among Technical Olympic USA, Inc. and Technical Olympic, Inc.(6)
4.10	Specimen of Stock Certificate of Technical Olympic USA, Inc.(7)
4.11	Supplemental Indenture for the 9% Senior Notes due 2010 issued in June 2002, dated as of February 3, 2003, by and among Technical Olympic USA, Inc. and the subsidiaries named therein and Wells Fargo Bank Minnesota, National Association, as Trustee.(8)
4.12	Supplemental Indenture for the 10 3/8% Senior Subordinated Notes due 2012 issued in June 2002, dated as of February 3, 2003, by and among Technical Olympic USA, Inc. and the subsidiaries named therein and Wells Fargo Bank Minnesota, National Association, as Trustee.(8)
4.13	Indenture, dated as of February 3, 2003, among Technical Olympic USA, Inc., the subsidiaries named therein, Salomon Smith Barney Inc., Deutsche Bank Securities Inc., Fleet Securities, Inc. and Credit Lyonnais Securities (USA) Inc.(8)
4.14	Registration Rights Agreement, dated February 3, 2003, among Technical Olympic USA, Inc., the subsidiaries named therein, Salomon Smith Barney Inc., Deutsche Bank Securities Inc., Fleet Securities, Inc. and Credit Lyonnais Securities (USA) Inc.(8)
4.15	Form of Technical Olympic USA, Inc. 9% Senior Note due 2010 (included in Exhibit A to Exhibit 4.13)(8)

Exhibit
Number		Description

4.16		Supplemental Indenture for the 9% Senior Notes due 2010 issued in June 2002, dated as of March 31, 2003, by and among Technical Olympic USA, Inc. and the subsidiaries named therein and Wells Fargo Bank Minnesota, National Association, as Trustee.(9)
4.17		Supplemental Indenture for the 10 3/8% Senior Subordinated Notes due 2012 issued in June 2002, dated as of March 31, 2003, by and among Technical Olympic USA, Inc., the subsidiaries named therein and Wells Fargo Bank Minnesota, National Association, as Trustee.(10)
4.18		Supplemental Indenture for the 9% Senior Notes due 2010 issued in February 2003, dated as of March 31, 2003, by and among Technical Olympic USA, Inc. and the subsidiaries named therein and Wells Fargo Bank Minnesota, National Association, as Trustee.(11)
4.19		Technical Olympic USA, Inc. 10 3/8% Senior Subordinated Note due 2012, dated as of April 22, 2003, in the amount of $35,000,000.(12)
4.20		Registration Rights Agreement, dated April 22, 2003, among Technical Olympic USA, Inc., the subsidiaries named therein, and Citigroup Global Markets Inc.(12)
4	.21*	Supplemental Indenture for the 9% Senior Notes due 2010 issued in June 2002, dated as of July 18, 2003, by and among Technical Olympic USA, Inc. and the subsidiaries named therein and Wells Fargo Bank Minnesota, National Association, as Trustee.
4	.22*	Supplemental Indenture for the 9% Senior Notes due 2010 issued in February 2003, dated as of July 18, 2003, by and among Technical Olympic USA, Inc. and the subsidiaries named therein and Wells Fargo Bank Minnesota, National Association, as Trustee.
4	.23*	Supplemental Indenture for the 10 3/8% Senior Subordinated Notes due 2012 issued in June 2002 and April 2003, dated as of July 18, 2003, by and among Technical Olympic USA, Inc. and the subsidiaries named therein and Wells Fargo Bank Minnesota, National Association, as Trustee.
5	.1**	Opinion of Akerman Senterfitt.
10.1		Form of Indemnification Agreement.(13)
10.2		Form of Tax Allocation Agreement between Technical Olympic, Inc. (formerly known as Technical Olympic USA, Inc.) and various affiliates and subsidiaries, including Technical Olympic USA, Inc. and its subsidiaries dated March 15, 2000.(14)
10.3		Employment Agreement, effective as of October 12, 2000, between TOUSA Homes, Inc. (f/k/a Engle Homes, Inc.) and Harry Engelstein.(15)
10.9		Employment Agreement between Newmark Homes Corp. and Antonio B. Mon dated April 5, 2002, effective June 25, 2002.(16)
10.10		Employment Agreement between Technical Olympic USA, Inc. and Tommy L. McAden dated July 12, 2002, effective June 25, 2002.(17)
10.11		Employment Agreement between Technical Olympic USA, Inc. and Yannis Delikanakis dated January 1, 2003.(8)
10.12		Credit Agreement dated June 25, 2002, among Technical Olympic USA, Inc., the Lenders and Issuers named therein, Citicorp North America, Inc. as Administrative Agent, Fleet National Bank as Documentation Agent and Salomon Smith Barney Inc. as Sole Arranger and Sole Book Manager.(18)
10.13		Technical Olympic USA, Inc. Annual and Long-Term Incentive Plan.(19)
10.14		Credit Agreement, dated August 1, 2002, between Preferred Home Mortgage Company, and Guaranty Bank.(8)
10.15		First Amendment to Credit Agreement, dated October 15, 2002, between Preferred Home Mortgage Company, Technical Mortgage, L.P. and Guaranty Bank.(8)
10.16		Second Amendment to Credit Agreement, dated November 22, 2002, between Preferred Home Mortgage Company, Technical Mortgage, L.P. and Guaranty Bank.(8)
10.17		Third Amendment to Credit Agreement, dated January 5, 2003, between Preferred Home Mortgage Company, Technical Mortgage, L.P. and Guaranty Bank.(8)

Exhibit
Number		Description

10.18		Guaranty of Technical Olympic USA, Inc., dated August 1, 2002, in favor of Guaranty Bank.(8)
10.19		Mortgage Loan Purchase and Sale Agreement, dated August 1, 2002, between Preferred Home Mortgage Company and Guaranty Bank.(8)
10.20		First Amendment to Mortgage Loan Purchase and Sale Agreement, dated October 15, 2002, between Preferred Home Mortgage Company and Guaranty Bank.(8)
10.21		Mortgage Loan Purchase and Sale Agreement, dated August 1, 2002, between Technical Mortgage, L.P. and Guaranty Bank.(8)
10.22		First Amendment to Mortgage Loan Purchase and Sale Agreement, dated October 15, 2002, between Technical Mortgage, L.P. and Guaranty Bank.(8)
10.23		Amended and Restated Credit Agreement, dated as of April 4, 2003, among Technical Olympic USA, Inc., the lenders and issuers party thereto, Citicorp North America, Inc. and Fleet National Bank.(20)
10.24		Facility Increase Letter, dated April 22, 2003.(20)
10.25		Consulting Agreement, dated as of January 1, 2003, between Technical Olympic USA, Inc. and Lonnie M. Fedrick.(20)
10.26		Contractor Agreement, effective as of November 6, 2000, between Technical Olympic USA, Inc. (f/k/a Newmark Homes Corp.) and Technical Olympic S.A.(12)
10.27		Supplemental Contractor Agreement, effective as of January 4, 2001, between Technical Olympic USA, Inc. (f/k/a Newmark Homes Corp.) and Technical Olympic S.A.(12)
10.28		Contractor Agreement, effective as of November 22, 2000, between TOUSA Homes, Inc. (f/k/a Engle Homes, Inc.) and Technical Olympic S.A.(12)
10.29		Supplemental Contractor Agreement, effective as of January 3, 2001, between TOUSA Homes, Inc. and Technical Olympic S.A.(12)
10.30		Employment Agreement, dated as of January 1, 2003, between Technical Olympic USA, Inc. (f/k/a Engle Homes, Inc.) and Eric Rome.(12)
10	.31**	Employment Agreement, dated as of November 12, 2000, between TOUSA Homes, Inc. and Mark Upton.
10	.32**	First Amendment to Employment Agreement, dated as of April 1, 2003, among Technical Olympic USA, Inc., TOUSA Homes, Inc. and Mark Upton.
10.33		Amended and Restated Management Services Agreement, dated as of June 13, 2003, between Technical Olympic USA, Inc. and Technical Olympic, Inc.(12)
10	.34**	Fourth Amendment to Credit Agreement, effective as of June 24, 2003, between Preferred Home Mortgage Company and Guaranty Bank.
12	**	Statement Re: Computation of Ratio of Earnings to Fixed Charges.
21	**	Subsidiaries of the Registrant.
23	.1**	Consent of Ernst & Young LLP independent certified public accountants.
23	.2**	Consent of BDO Seidman, LLP independent certified public accountants.
23	.3**	Consent of BDO Seidman, LLP independent certified public accountants.
23	.4**	Consent of Akerman Senterfitt (included in Exhibit 5.1).
24	.1**	Power of Attorney.
25	.1**	Statement of Eligibility of Trustee.
99	.1**	Letter of Transmittal.
99	.2**	Notice of Guaranteed Delivery.
99	.3**	Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.
99	.4**	Letter to Clients.
99	.5**	Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

*	Filed herewith.

**	Previously filed.

(1)	Incorporated by reference to Exhibit 99.A to the Information Statement on Schedule 14-C, dated June 3, 2002, previously filed by the Registrant.

(2)	Incorporated by reference to the Form 8-K, dated March 23, 2001, previously filed by the Registrant.

(3)	Incorporated by reference to the Registration Statement on Form S-4 previously filed by the Registrant (Registration Statement No. 333-100013).

(4)	Incorporated by reference to the Form 8-K, dated July 9, 2002, previously filed by the Registrant.

(5)	Incorporated by reference to Exhibit 4.4 to the Form 8-K, dated July 9, 2002, previously filed by the Registrant.

(6)	Incorporated by reference to Exhibit 2.2 to the Form 8-K, dated July 9, 2002, previously filed by the Registrant.

(7)	Incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 previously filed by the Registrant (Registration No. 333-99307).

(8)	Incorporated by reference to the Form 10-K for the year ended December 31, 2002, previously filed by the Registrant.

(9)	Incorporated by reference to Exhibit 4.17 to the Form 10-Q for the quarter ended March 31, 2003, previously filed by the Registrant.

(10)	Incorporated by reference to Exhibit 4.18 to the Form 10-Q for the quarter ended March 31, 2003, previously filed by the Registrant.

(11)	Incorporated by reference to Exhibit 4.16 to the Registration Statement on Form S-4 previously filed by the Registrant (Registration No. 333-104278).

(12)	Incorporated by reference to the Registration Statement on Form S-1 previously filed by the Registrant (Registration Statement No. 333-106537).

(13)	Incorporated by reference to Exhibit 10.1 to the Form 10-Q for the quarter ended September 30, 2001, previously filed by the Registrant.

(14)	Incorporated by reference to Exhibit 10.3 to the Form 10-K for the year ended December 31, 1999, previously filed by the Registrant.

(15)	Incorporated by reference to Exhibit 99.D.4 to the Schedule TO previously filed by Technical Olympic, Inc. (File No. 005-42975).

(16)	Incorporated by reference to Exhibit 99.E to the Information Statement on Schedule 14-C, dated June 3, 2002, previously filed by the Registrant.

(17)	Incorporated by reference to the Form 10-Q for the quarter ended June 30, 2002, previously filed by the Registrant.

(18)	Incorporated by reference to Exhibit 99.2 to the Form 8-K, dated July 9, 2002, previously filed by the Registrant.

(19)	Incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-8 previously filed by the Registrant (Registration No. 333-99307).

(20)	Incorporated by reference to the Form 10-Q for the quarter ended March 31, 2003, previously filed by the Registrant.

Item 22.     Undertakings

      (a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      (c) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

      (d) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

TECHNICAL OLYMPIC USA, INC.

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President — Finance and Administration and Chief Financial Officer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Antonio B. Mon	Executive Vice Chairman, President, Chief Executive Officer (Principal Executive Officer) and Director	July 25, 2003

* Tommy L. McAden	Vice President — Finance and Administration and Chief Financial Officer (Principal Financial Officer)	July 25, 2003

* Randy L. Kotler	Vice President — Chief Accounting Officer (Principal Accounting Officer)	July 25, 2003

* Constantine Stengos	Chairman of the Board and Director	July 25, 2003

* Yannis Delikanakis	Executive Vice President and Director	July 25, 2003

* Lonnie M. Fedrick	Director	July 25, 2003

* Andreas Stengos	Director	July 25, 2003

* George Stengos	Director	July 25, 2003

* Larry D. Horner	Director	July 25, 2003

Signature	Title	Date

* William A. Hasler	Director	July 25, 2003

* Michael J. Poulos	Director	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

ALLIANCE INSURANCE AND INFORMATION SERVICES, LLC

By:	Universal Land Title Investment #4, LLC, its Managing Member

By:	Universal Land Title, Inc., its Manager

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of Universal Land Title, Inc.	July 25, 2003

* Patricia M. Petersen	Director of Universal Land Title, Inc.	July 25, 2003

* Randy L. Kotler	Director of Universal Land Title, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

DP-NH INVESTMENTS, L.P.

By:	DP-NH Management, LLC, its General Partner

By:	Newmark Homes, L.P., its controlling member

By:	TOUSA Homes, Inc., its General Partner

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President — Finance and Administration

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of TOUSA Homes, Inc.	July 25, 2003

* Patricia M. Petersen	Director of TOUSA Homes, Inc.	July 25, 2003

* Randy L. Kotler	Director of TOUSA Homes, Inc.	July 25, 2003

* /s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

DP-NH MANAGEMENT, LLC

By:	Newmark Homes, L.P., its controlling member

By:	TOUSA Homes, Inc., its General Partner

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President — Finance and Administration

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of TOUSA Homes, Inc.	July 25, 2003

* Patricia M. Petersen	Director of TOUSA Homes, Inc.	July 25, 2003

* Randy L. Kotler	Director of TOUSA Homes, Inc.	July 25, 2003

* /s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

ENGLE HOMES DELAWARE, INC.

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President — Finance and Administration

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Antonio B. Mon	President (Principal Executive Officer)	July 25, 2003

* Tommy L. McAden	Vice President — Finance and Administration (Principal Financial Officer)	July 25, 2003

* Russell Devendorf	Director	July 25, 2003

* Sorana L. Georgescu	Director	July 25, 2003

* Gordon Stewart	Director	July 25, 2003

* /s/ TOMMY L. MCADEN Tommy L. McAden

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

ENGLE HOMES RESIDENTIAL CONSTRUCTION, LLC

By: TOUSA Homes, Inc., its Sole Member

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of TOUSA Homes, Inc.	July 25, 2003

* Patricia M. Petersen	Director of TOUSA Homes, Inc.	July 25, 2003

* Randy L. Kotler	Director of TOUSA Homes, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

ENGLE HOMES/VIRGINIA, INC.

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Bruce Leinberger	President (Principal Executive Officer)	July 25, 2003

* Tommy L. McAden	Vice President and Treasurer (Principal Financial Officer) and Director	July 25, 2003

* Patricia M. Petersen	Director	July 25, 2003

* Randy L. Kotler	Director	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

ENGLE/JAMES, LLC

By: TOUSA Homes, Inc., its Sole Member

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of TOUSA Homes, Inc.	July 25, 2003

* Patricia M. Petersen	Director of TOUSA Homes, Inc.	July 25, 2003

* Randy L. Kotler	Director of TOUSA Homes, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

MCKAY LANDING, LLC

By: TOUSA Homes, Inc., its Sole Member

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of TOUSA Homes, Inc.	July 25, 2003

* Patricia M. Petersen	Director of TOUSA Homes, Inc.	July 25, 2003

* Randy L. Kotler	Director of TOUSA Homes, Inc.	July 25, 2003

* /s/ TOMMY L. MCADEN Tommy L. McAden

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

NEWMARK HOMES BUSINESS TRUST

By:	/s/ TERRY WHITE

Terry White
Managing Trustee

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Terry White	Managing Trustee	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

NEWMARK HOMES, LLC

By: TOUSA Homes, Inc., its Sole Member

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of TOUSA Homes, Inc.	July 25, 2003

* Patricia M. Petersen	Director of TOUSA Homes, Inc.	July 25, 2003

* Randy L. Kotler	Director of TOUSA Homes, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

NEWMARK HOMES, L.P.

By: TOUSA Homes, Inc., its General Partner

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President — Finance and Administration

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of TOUSA Homes, Inc.	July 25, 2003

* Patricia M. Petersen	Director of TOUSA Homes, Inc.	July 25, 2003

* Randy L. Kotler	Director of TOUSA Homes, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

NEWMARK HOMES PURCHASING, L.P.

By: Newmark Homes, L.P., its General Partner

By: TOUSA Homes, Inc., its General Partner

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President — Finance and Administration

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of TOUSA Homes, Inc.	July 25, 2003

* Patricia M. Petersen	Director of TOUSA Homes, Inc.	July 25, 2003

* Randy L. Kotler	Director of TOUSA Homes, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

PACIFIC UNITED, L.P.

By: TOUSA Homes, Inc., its General Partner

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President — Finance and Administration

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of TOUSA Homes, Inc.	July 25, 2003

* Patricia M. Petersen	Director of TOUSA Homes, Inc.	July 25, 2003

* Randy L. Kotler	Director of TOUSA Homes, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

PREFERRED BUILDERS REALTY, INC.

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Paul Ackerman	President (Principal Executive Officer)	July 25, 2003

* Tommy L. McAden	Vice President and Treasurer (Principal Financial Officer) and Director	July 25, 2003

* Patricia M. Petersen	Director	July 25, 2003

* Randy L. Kotler	Director	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

PREFERRED HOME MORTGAGE COMPANY

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Paul Leikert	President (Principal Executive Officer)	July 25, 2003

* Tommy L. McAden	Vice President — and Treasurer (Principal Financial Officer) and Director	July 25, 2003

* Patricia M. Petersen	Director	July 25, 2003

* Randy L. Kotler	Director	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

PRESTIGE ABSTRACT & TITLE, LLC

By:	Universal Land Title, Inc., its Managing Member

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of Universal Land Title, Inc.	July 25, 2003

* Patricia M. Petersen	Director of Universal Land Title, Inc.	July 25, 2003

* Randy L. Kotler	Director of Universal Land Title, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

PROFESSIONAL ADVANTAGE TITLE, LTD.

By:	Universal Land Title, Inc., its General Partner

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of Universal Land Title, Inc.	July 25, 2003

* Patricia M. Petersen	Director of Universal Land Title, Inc.	July 25, 2003

* Randy L. Kotler	Director of Universal Land Title, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

SILVERLAKE INTERESTS, L.C.

By: Newmark Homes, L.P., its Sole Member

By:	TOUSA Homes, Inc., its General Partner

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President — Finance and Administration

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of TOUSA Homes, Inc.	July 25, 2003

* Patricia M. Petersen	Director of TOUSA Homes, Inc.	July 25, 2003

* Randy L. Kotler	Director of TOUSA Homes, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

THE CENTURY TITLE AGENCY, LTD.

By: Universal Land Title, Inc., its General Partner

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of Universal Land Title, Inc.	July 25, 2003

* Patricia M. Petersen	Director of Universal Land Title, Inc.	July 25, 2003

* Randy L. Kotler	Director of Universal Land Title, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

TOUSA ASSOCIATES SERVICES COMPANY

By:	/s/ PATRICIA M. PETERSEN

Patricia M. Petersen
Vice President and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Clint Ooten	President (Principal Executive Officer)	July 25, 2003

* Tommy L. McAden	Vice President and Treasurer (Principal Financial Officer)	July 25, 2003

* Antonio B. Mon	Director	July 25, 2003

* Tommy L. McAden	Director	July 25, 2003

* Patricia M. Petersen	Director	July 25, 2003

* Randy L. Kotler	Director	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

TOUSA FINANCING, INC.

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President — Finance and Administration

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Antonio B. Mon	President (Principal Executive Officer)	July 25, 2003

* Tommy L. McAden	Vice President — Finance and Administration (Principal Financial Officer)	July 25, 2003

* Russell Devendorf	Director	July 25, 2003

* Sorana L. Georgescu	Director	July 25, 2003

* Gordon Stewart	Director	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

TOUSA HOMES, INC.

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Antonio B. Mon	President (Principal Executive Officer)	July 25, 2003

* Tommy L. McAden	Vice President and Treasurer (Principal Financial Officer) and Director	July 25, 2003

* Patricia M. Petersen	Director	July 25, 2003

* Randy L. Kotler	Director	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

TOUSA SHARED SERVICES, LLC

By: Technical Olympic USA, Inc., its Sole Member

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President — Finance and Administration

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Constantine Stengos	Chairman of the Board of Technical Olympic USA, Inc.	July 25, 2003

* Antonio B. Mon	Director of Technical Olympic USA, Inc.	July 25, 2003

* Yannis Delikanakis	Director of Technical Olympic USA, Inc.	July 25, 2003

* Lonnie M. Fedrick	Director of Technical Olympic USA, Inc.	July 25, 2003

* Andreas Stengos	Director of Technical Olympic USA, Inc.	July 25, 2003

* George Stengos	Director of Technical Olympic USA, Inc.	July 25, 2003

* Larry D. Horner	Director of Technical Olympic USA, Inc.	July 25, 2003

* William A. Hasler	Director of Technical Olympic USA, Inc.	July 25, 2003

* Michael J. Poulos	Director of Technical Olympic USA, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

TOUSA VENTURES, LLC

By: TOUSA Homes, Inc., its Sole Member

By: /s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of TOUSA Homes, Inc.	July 25, 2003

* Patricia M. Petersen	Director of TOUSA Homes, Inc.	July 25, 2003

* Randy L. Kotler	Director of TOUSA Homes, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

UNIVERSAL LAND TITLE, INC.

By: /s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Michael Glass	President (Principal Executive Officer)	July 25, 2003

* Tommy L. McAden	Vice President and Treasurer (Principal Financial Officer) and Director	July 25, 2003

* Patricia M. Petersen	Director	July 25, 2003

* Randy L. Kotler	Director	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

UNIVERSAL LAND TITLE INVESTMENT #1, LLC

By: Universal Land Title, Inc., its Managing Member

By: /s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of Universal Land Title, Inc.	July 25, 2003

* Patricia M. Petersen	Director of Universal Land Title, Inc.	July 25, 2003

* Randy L. Kotler	Director of Universal Land Title, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

UNIVERSAL LAND TITLE INVESTMENT #2, LLC

By:	Universal Land Title, Inc., its Managing Member

By: /s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of Universal Land Title, Inc.	July 25, 2003

* Patricia M. Petersen	Director of Universal Land Title, Inc.	July 25, 2003

* Randy L. Kotler	Director of Universal Land Title, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

UNIVERSAL LAND TITLE INVESTMENT #3, LLC

By: Universal Land Title, Inc., its Managing Member

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of Universal Land Title, Inc.	July 25, 2003

* Patricia M. Petersen	Director of Universal Land Title, Inc.	July 25, 2003

* Randy L. Kotler	Director of Universal Land Title, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

UNIVERSAL LAND TITLE INVESTMENT #4, LLC

By: Universal Land Title, Inc., its Managing Member

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of Universal Land Title, Inc.	July 25, 2003

* Patricia M. Petersen	Director of Universal Land Title, Inc.	July 25, 2003

* Randy L. Kotler	Director of Universal Land Title, Inc.	July 25 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

UNIVERSAL LAND TITLE OF SOUTH FLORIDA, LTD.

By:	Universal Land Title Investment #1, LLC, its General Partner

By:	Universal Land Title, Inc., its Managing Member

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of Universal Land Title, Inc.	July 25, 2003

* Patricia M. Petersen	Director of Universal Land Title, Inc.	July 25, 2003

* Randy L. Kotler	Director of Universal Land Title, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

UNIVERSAL LAND TITLE OF TEXAS, INC.

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Michael Glass	President (Principal Executive Officer)	July 25, 2003

* Tommy L. McAden	Vice President and Treasurer (Principal Financial Officer) and Director	July 25, 2003

* Patricia M. Petersen	Director	July 25, 2003

* Randy L. Kotler	Director	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 25th day of July, 2003.

UNIVERSAL LAND TITLE OF THE PALM BEACHES, LTD.

By:	Universal Land Title, Inc., its General Partner

By:	/s/ TOMMY L. MCADEN

Tommy L. McAden
Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Tommy L. McAden	Director of Universal Land Title, Inc.	July 25, 2003

* Patricia M. Petersen	Director of Universal Land Title, Inc.	July 25, 2003

* Randy L. Kotler	Director of Universal Land Title, Inc.	July 25, 2003

*/s/ TOMMY L. MCADEN Attorney-in-fact

Exhibit Index

Exhibit
Number	Description

4.21	Supplemental Indenture for the 9% Senior Notes due 2010 issued in June 2002, dated as of July 18, 2003, by and among Technical Olympic USA, Inc. and the subsidiaries named therein and Wells Fargo Bank Minnesota, National Association, as Trustee.
4.22	Supplemental Indenture for the 9% Senior Notes due 2010 issued in February 2003, dated as of July 18, 2003, by and among Technical Olympic USA, Inc. and the subsidiaries named therein and Wells Fargo Bank Minnesota, National Association, as Trustee.
4.23	Supplemental Indenture for the 10 3/8% Senior Subordinated Notes due 2012 issued in June 2002 and April 2003, dated as of July 18, 2003, by and among Technical Olympic USA, Inc. and the subsidiaries named therein and Wells Fargo Bank Minnesota, National Association, as Trustee.